Exhibit 1.1

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY SUNCOR ENERGY INC. TO PURCHASE ALL OUTSTANDING SHARES OF CANADIAN OIL SANDS LIMITED. YOU ARE ALSO STRONGLY ENCOURAGED TO READ THE ACCOMPANYING OFFER AND CIRCULAR (AS DEFINED BELOW) BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

LETTER OF TRANSMITTAL

TO DEPOSIT COMMON SHARES AND ASSOCIATED RIGHTS OF

CANADIAN OIL SANDS LIMITED

Pursuant to the Offer dated October 5, 2015 made by

SUNCOR ENERGY INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (CALGARY TIME) ON DECEMBER 4, 2015 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN BY THE OFFEROR.

USE THIS LETTER OF TRANSMITTAL IF:

1.	YOU ARE DEPOSITING SHARE CERTIFICATES OR, IF APPLICABLE, RIGHTS CERTIFICATES (IN THE EVENT THAT RIGHTS ISSUED UNDER THE SHAREHOLDER RIGHTS PLAN HAVE SEPARATED AND YOU ARE IN RECEIPT OF A RIGHTS CERTIFICATE); OR

2.	YOU PREVIOUSLY DEPOSITED SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Transmittal is for use by holders (“Shareholders”) of common shares, together with any associated rights (“Rights”) issued and outstanding under the Shareholder Rights Plan (together, the “Shares”), of Canadian Oil Sands Limited (the “Company”) in connection with the offer (the “Offer”) made by Suncor Energy Inc. (the “Offeror”) to Shareholders set forth in the Offer to Purchase and accompanying Take-Over Bid Circular (together the “Offer and Circular”) dated October 5, 2015.

Shareholders are referred to the Offer and Circular that accompanies this Letter of Transmittal. The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms that are used but not otherwise defined in this Letter of Transmittal and that are defined in the Offer and Circular shall have the meanings given to them in the Offer and Circular.

In order for registered Shareholders (meaning Shareholders that have either a physical certificate or a DRS Advice representing Shares registered in his, her or its name) to receive the Offer Consideration (as defined below) for their Shares, they are required to deposit the certificates representing the Shares held by them (if any) and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates (as defined below) have been distributed to Shareholders prior to the Expiry Time, the Rights Certificates representing the associated Rights, with Computershare Investor Services Inc., the depositary for the Offer (the “Depositary”). This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Shares (if any) and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to Shareholders prior to the Expiry Time, the Rights Certificates representing the associated Rights, deposited pursuant to the Offer.

This Letter of Transmittal is for use by registered Shareholders (including those whose Shares are represented by a DRS Advice) of the Company only and is not to be used by non-registered Shareholders. Most Shareholders are non-registered Shareholders because the Shares they beneficially own are not registered in their names but are instead registered in the name of an intermediary, such as a broker, investment dealer, bank, trust company or other intermediary (an “Intermediary”), or in the name of a depository such as CDS Clearing and Depository Services Inc. (“CDS”) in which the Intermediary, through which the Shareholders own Shares, is a participant. If you are a non-registered Shareholder, you should contact your Intermediary if you have questions regarding this process and carefully follow the instructions from the Intermediary that holds Shares on your behalf in order to deposit your Shares. You should not complete this Letter of Transmittal unless specifically instructed to do so by your Intermediary.

Shareholders may accept the Offer by following the procedures for a book-entry transfer established by CDS, provided that a Book-Entry Confirmation through CDSX is received by the Depositary at its office in Toronto, Ontario at or prior to the Expiry Time. Any financial institution that is a participant in CDS may cause CDS to make a book-entry transfer of a Shareholder’s Shares into the Depositary’s account in accordance with CDS’s procedures for such transfer. Delivery of Shares to the Depositary by means of a book-entry transfer will constitute a valid tender under the Offer provided that a Book-Entry Confirmation through CDSX is received by the Depositary at its office in Toronto, Ontario at or prior to the Expiry Time.

Shareholders, through their respective CDS participants, who use CDSX to accept the Offer through a book-entry transfer of their holdings into the Depositary’s account with CDS shall be deemed to have completed and submitted a Letter of Transmittal and to be bound by the terms thereof, and therefore the Book-Entry Confirmation received by the Depositary is considered a valid tender in accordance with the terms of the Offer.

If a Shareholder wishes to deposit Shares pursuant to the Offer and the certificate(s) representing the Shares and, if the Separation Time occurs prior to the Expiry Time, the certificates representing the associated Rights (“Rights Certificates”), are not immediately available or the Shareholder is not able to deliver the certificate(s) or Rights Certificates (if applicable) and all other required documents to the Depositary at or prior to the Expiry Time, those Shares may nevertheless be deposited under the Offer pursuant to the procedure for guaranteed delivery, provided that all of the conditions set forth in Section 4 of the Offer, “Conditions of the Offer”, are met. See Section 3 of the Offer, “Manner of Acceptance” and Instruction 2, “Procedures for Guaranteed Delivery”.

The Offer is open for acceptance until 5:00 p.m. (Calgary time) on December 4, 2015 or such later time or times and date or dates to which the Offer may be extended by the Offeror, from time to time, unless the Offer is withdrawn by the Offeror.

Offer Consideration

Pursuant to the Offer, each Shareholder that deposits Shares pursuant to the Offer will be entitled to receive from the Offeror, in respect of all of his, her or its Shares, 0.25 of an Offeror Common Share per Share (the “Offer Consideration”).

THE DEPOSITARY (SEE BACK PAGE FOR ADDRESSES AND TELEPHONE NUMBERS) OR YOUR FINANCIAL ADVISER WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL

Please read the Offer and Circular and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set out on the back page of this Letter of Transmittal will not constitute a valid delivery. If Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered Shareholder. See Instruction 3.

TO:	SUNCOR ENERGY INC.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., AS DEPOSITARY

STEP 1

All Shareholders must complete this Step.

In connection with the Offer, the undersigned hereby surrenders to the Offeror the Shares described below (and, if applicable, encloses the certificate(s), including Rights Certificate(s), as applicable, representing such Shares) and, subject only to the provisions of the Offer regarding withdrawal and irrevocability, irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer. (Please print or type.)

DESCRIPTION OF SHARES DEPOSITED

(Please print or type. If space is insufficient, please attach a list in the form below.)

Certificate Number(s)* (if applicable)	Name in Which Registered (please print and fill in exactly as name(s) appear(s) on certificate(s) or DRS Advice)	Number of Shares Represented by the certificate or DRS Advice	Number of Shares Deposited**

TOTAL:

DESCRIPTION OF ASSOCIATED RIGHTS DEPOSITED

(Please print or type. If space is insufficient, please attach a list in the form below.)

Certificate Number(s)* (if applicable)	Name in Which Registered (please print and fill in exactly as name(s) appear(s) on certificate(s) or DRS Advice)	Number of Rights Represented by the certificate or DRS Advice	Number of Rights Deposited**

TOTAL:

*A certificate number does not need to be provided if Shares are represented by a DRS Advice. The Direct Registration System is a system that allows shares to be held in book-entry form without having a physical share certificate issued as evidence of ownership. Instead, registered shares are held and registered electronically in the record systems of an issuer’s transfer agent, which can be confirmed in the DRS Advice.

**Unless otherwise indicated, the total number of Shares evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6 herein, “Partial Deposits”.

The Offeror has structured the Offer to meet the requirements of a “Permitted Bid” under the Shareholder Rights Plan. As a result, a deposit of Shares will also constitute a deposit of the associated Rights without any further action by the Shareholder. If, however, the Separation Time under the Shareholder Rights Plan occurs prior to the Expiry Time and Rights Certificates are distributed to Shareholders prior to the time that a Shareholder deposits his, her or its Shares pursuant to the Offer, then in order for the Shares to be validly deposited, Rights Certificates(s) representing Rights equal in number to the number of Shares deposited must be delivered to the Depositary. Further, if the Separation Time occurs prior to the Expiry Time and Rights Certificates are not distributed to Shareholders by the time that a Shareholder deposits his, her or its Shares pursuant to the Offer, then the Shareholder may deposit his, her or its Rights prior to receiving Rights Certificate(s) by using the procedures for guaranteed delivery described below. In any case, a deposit of Shares constitutes an agreement by the Shareholder to deliver Rights Certificate(s) representing the associated Rights, if applicable, to the Depositary at or prior to 5:00 p.m. (Calgary time) on the third trading day on the TSX after the date, if any, that Rights Certificates are distributed to Shareholders. The Offeror reserves the right to require, if a Separation Time occurs prior to the Expiry Time, that the Depositary receives Rights Certificate(s) from a Shareholder representing such Rights prior to the Offeror taking up the Shares for payment pursuant to the Offer.

STEP 2

AUTHORIZATION/SIGNATURE

All Shareholders must complete this Step.

The undersigned:

1.	acknowledges receipt of the Offer and Circular and acknowledges entering into a binding agreement between the undersigned and the Offeror in accordance with the terms and conditions of the Offer;

2.	transmits herewith the certificate(s) and Rights Certificate(s), in each case, if applicable, representing the Shares described above (the “Deposited Shares”) for transfer pursuant to the Offer;

3.

surrenders to the Offeror, effective on and after the date the Offeror takes up and pays for the Deposited Shares, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes each officer of the Offeror and any other Person designated by the Offeror in writing, the true and lawful agent, attorney and attorney-in-fact and proxy of the undersigned, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) with respect to the Deposited Shares: (a) to register or record the transfer and/or cancellation of the Deposited Shares on the appropriate register maintained by or on behalf of the Company; (b) for so long as any Deposited Shares are registered or recorded in the name of such Shareholder (whether or not they are now so registered or recorded), to exercise any and all rights of such Shareholder including the right to vote, to execute and deliver any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Deposited Shares, to revoke any such instrument, authorization or consent, and to designate in such instrument, authorization or consent any Person or Persons as the proxy of such Shareholder in respect of the Deposited Shares for all purposes including in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment or postponement thereof, including any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company; (c) to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing any Distribution (as defined below) payable to or to the order of, or endorsed in favour of, such Shareholder; and (d) to exercise any other rights of a holder of the Shares;

4.	acknowledges that the delivery of the Deposited Shares shall be effected, and the risk of loss and title to such Deposited Shares shall pass, only upon proper receipt thereof by the Depositary;

5.

revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and agrees that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited Shares;

6.

agrees not to vote any of the Deposited Shares taken up and paid for under the Offer at any meeting (whether annual, special or otherwise or any adjournment or postponement thereof) of holders of Shares and not to exercise any or all of the other rights or privileges attached to such Deposited Shares, or otherwise act with respect thereto. The undersigned agrees to execute and deliver to the Offeror, at any time and from time to time, as and when requested by, and at the expense of, the Offeror, any and all instruments of proxy, authorization or consent, in form and on terms satisfactory to the Offeror, in respect of any such Deposited Shares. The undersigned further agrees to designate in any such instruments of proxy the Person or Persons specified by the Offeror as the proxyholder of the undersigned in respect of all or any such Deposited Shares;

7.

acknowledges and agrees that, except for any regular quarterly cash dividends of not more than $0.05 per Share from the Company with record dates and payment dates consistent with past practice and having a record date occurring prior to the date that the Shares are taken up and paid for by the Offeror and subject to the terms and conditions of the Offer that, unless the Deposited Shares are validly withdrawn by or on behalf of a depositing Shareholder, by accepting the Offer, the undersigned irrevocably assigns to the Offeror, and the Offeror shall acquire, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of others, all of the rights and benefits of a Shareholder in and to the Deposited Shares and in and to all rights and benefits arising from such Deposited Shares, including any and all dividends, distributions, payments, securities, property or other interests (including Rights), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them, whether or not separate from the Deposited Shares, on and after the date of this Offer, including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, “Distributions”). If, notwithstanding the foregoing assignment, any Distributions are received by or made payable to or to the order of a Shareholder, then: (a) the Offeror will be entitled to all rights and privileges as the owner of any such Distribution and such Distribution shall be received and held by such Shareholder for the account of the Offeror and shall be promptly remitted and transferred by the Shareholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; or (b) in its sole discretion, the Offeror may, in lieu of such remittance or transfer, reduce the amount of the consideration payable to such Shareholder by deducting from the number of Offeror Common Shares otherwise payable by the Offeror pursuant to the Offer the number of Offeror Common Shares equal to the amount or value of such Distribution, as determined by the Offeror, in its sole discretion;

8.

represents and warrants that (a) the undersigned is the registered holder of the Deposited Shares being deposited and has good title to the rights represented by the Deposited Shares free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims, and together with all rights and benefits, and has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and any Distributions being tendered to the Offer; (b) the Deposited Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares or Distributions to any other person, other than pursuant to the Offer; (c) the surrender of the undersigned’s Deposited Shares and Distributions complies with applicable laws; (d) all information inserted by the undersigned into this Letter of Transmittal is complete, true and accurate; and (e) when the Deposited Shares and Distributions are taken-up and paid for by the Offeror in accordance with the terms of the Offer, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. These representations and warranties shall survive the completion of the Offer and the delivery to the Depositary of the Deposited Shares;

9.	will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares;

10.

understands and acknowledges that no physical certificate(s) for Offeror Common Shares will be issued to Shareholders. A DRS Advice will be delivered by the Depositary and Offeror Common Shares will be held in the name of the applicable Shareholders and registered electronically in the Offeror’s records;

11.

instructs the Offeror and the Depositary, upon receipt of this Letter of Transmittal and, if applicable, of the certificate(s) representing the Shares and Rights Certificates, if applicable deposited herewith and following the completion of the Offer, to send a DRS Advice representing the Offeror Common Shares representing the Offer Consideration for the Deposited Shares, by first class mail, postage prepaid, or to hold such DRS Advice representing the Offeror Common Shares for pick-up, in accordance with the instructions below. DRS Advices mailed in accordance with this paragraph will be deemed to have been delivered at the time of mailing;

12.

acknowledges that the Depositary will act as the agent of persons who have deposited Shares herewith for the purposes of receiving DRS Advices for Offeror Common Shares, from the Offeror and transmitting such DRS Advices to such persons, and receipt thereof by the Depositary shall be deemed to constitute receipt thereof by persons depositing Shares;

13.

acknowledges that each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned;

14.	acknowledges that if the Offer is withdrawn or not completed, the enclosed certificate(s) (including applicable Rights Certificates) (if any) and all other ancillary documents (if any) will be returned forthwith to the undersigned in accordance with the instructions set out in Box “A” or Box “B” of Step 3, as applicable, or, failing which, will be mailed to the address as it appears on the register of Shareholders;

15.	acknowledges that the undersigned will not receive payment in respect of the Deposited Shares until the Offer is completed and until the certificate(s), if applicable, and Rights Certificate(s), if applicable, representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at one of the addresses set out on the back page of this Letter of Transmittal, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that under no circumstances will any amount be paid by the Offeror or the Depositary by reason of any delay in taking up and paying for any Shares or in providing the Offer Consideration on account of any Deposited Shares accepted for take up and payment pursuant to the Offer;

16.	acknowledges that the Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the laws of such jurisdiction; and

17.	acknowledges that by reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une version anglaise de la présente lettre d’envoi, le soussigné, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l’Offre, telle qu’il est accepté au moyen de cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

SHAREHOLDER SIGNATURE

Signature guaranteed by (if required under Instruction 4):	Date: , 20

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative – See Instructions 3, 4 and 5

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable (please print or type)

Daytime telephone number of Shareholder or Authorized Representative

Daytime facsimile number of Shareholder or Authorized Representative

STEP 3

PAYMENT AND DELIVERY/PICK-UP INSTRUCTIONS

All Shareholders must complete this Step.

PLEASE COMPLETE EITHER BOX “A” OR BOX “B”. SEE INSTRUCTIONS 3, 4 AND 5 BELOW.

BOX “A”

PAYMENT AND DELIVERY INSTRUCTIONS

☐

ISSUE DRS ADVICE in the name of the undersigned and SEND THE DRS ADVICE: (i) to the address of the undersigned as it appears on the register of Shareholders of the Company if there is no address specified below; or (ii) if an address has been specified below, to the address so specified:

(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone – Business Hours)

BOX “B”

PICK-UP INSTRUCTIONS

ISSUE DRS ADVICE in the name of the undersigned AND HOLD DRS ADVICE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY AT (PLEASE CHECK ONE):

☐

Calgary

600, 530 – 8th Avenue S.W.

Calgary, Alberta T2P 3S8

Attn: Corporate Actions

☐

Toronto

100 University Avenue, 8th Floor

Toronto, Ontario M5J 2Y1

Attn: Corporation Actions

(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone – Business Hours)

PLEASE COMPLETE BOX “C” AND BOX “D” AS APPLICABLE.

BOX “C”

☐

CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE CALGARY OR TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING:

(please print or type)

(Name of Registered Holder)

(Date of Guaranteed Delivery)

(Name of Institution which Guaranteed Delivery)

BOX “D”

INVESTMENT DEALER OR BROKER

SOLICITING ACCEPTANCE OF THE OFFER

SEE INSTRUCTION 8 BELOW

(Firm)

(Registered Representative)

(Telephone Number)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

☐

CHECK HERE IF LIST OF BENEFICIAL

HOLDERS IS ATTACHED

☐

CHECK HERE IF DISKETTE TO FOLLOW

STEP 4

U.S. SHAREHOLDER DECLARATION

All Shareholders must complete this step.

Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder

☐      The holder signing above represents that he, she or it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐      The holder signing above represents that he, she or it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any Shareholder that is either (A) a person whose address (as it appears on the register of Shareholders of the Company) is located within the United States or any territory or possession thereof or is providing an address in the Payment and Delivery Instructions Box that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Internal Revenue Service (“IRS”) Form W-9, enclosed herewith, or otherwise provide certification that you are exempt from backup withholding, as provided in Instruction 11, “U.S. Shareholders and Backup Withholding.” If you are a U.S. Shareholder but you are not a U.S. person for United States federal tax purposes or are not acting on behalf of such a U.S. person, then you must complete the appropriate IRS Form W-8 to avoid backup withholding. If you require an IRS Form W-8, please contact the Depositary. Such form are also available on the IRS website at www.irs.gov.

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)

To receive the Offer Consideration, this Letter of Transmittal with all portions validly completed, together with, as applicable, accompanying certificate(s), including Rights Certificate(s), if applicable, representing the Shares deposited, must be received by the Depositary by 5:00 p.m. (Calgary time) on December 4, 2015, unless the Offer is extended or withdrawn by the Offeror or unless the procedures for guaranteed delivery set out in Instruction 2 below are used.

(b)

The method used to deliver this Letter of Transmittal and any accompanying certificates, including Rights Certificate(s), if applicable, representing Shares is at the option and risk of the holder surrendering them. Delivery will be deemed effective only when such documents are actually received. The Offeror recommends that the necessary documentation be hand delivered to the Depositary at the address specified on the back page of this Letter of Transmittal, and a receipt obtained therefor; otherwise the use of registered mail with return receipt requested, and with proper insurance obtained, is recommended. Non-registered Shareholders whose Shares are registered in the name of an Intermediary should contact that Intermediary for assistance in depositing those Shares. Delivery to an office other than to the specified offices of the Depositary does not constitute delivery for the purposes of the Offer.

2.	Procedures for Guaranteed Delivery

If a registered Shareholder wishes to accept the Offer and either: (a) the certificate(s) representing such Shareholder’s Shares and, if the Separation Time has occurred prior to the Expiry Time, the Rights Certificate(s) representing the associated Rights, are not immediately available; or (b) such Shareholder is unable to deliver the certificate(s) or, if the Separation Time has occurred prior to the Expiry Time, the Rights Certificate(s) representing the associated Rights, the Letter of Transmittal and all other required documents (if any) to the Depositary by the Expiry Time, those Shares may nevertheless be tendered to the Offer provided that all of the following conditions are met:

(a)	such tender is made only at the principal office of the Depositary in Calgary, Alberta or Toronto, Ontario, by or through an Eligible Institution;

(b)

a Notice of Guaranteed Delivery, in the form accompanying the Offer (printed on blue paper) (or a manually signed facsimile thereof), properly completed and executed, including a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its principal office in Calgary, Alberta or Toronto, Ontario, at or before the Expiry Time;

(c)

the certificate(s) representing the Deposited Shares and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to Shareholders prior to the Expiry Time, the Rights Certificate(s) representing the associated Rights, in proper form for transfer, together with a properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof) with signatures guaranteed if so required in accordance with the Letter of Transmittal and all other documents required by such Letter of Transmittal, are received at the Calgary, Alberta or Toronto, Ontario office of the Depositary by 5:00 p.m. (Calgary time) on or before the third trading day on the TSX after the Expiry Time; and

(d)

if the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to Shareholders prior to the Expiry Time, the Rights Certificate(s) representing the deposited Rights, together with a properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof) with signatures guaranteed if so required in accordance with the Letter of Transmittal, and all other documents required by such Letter of Transmittal, are received at the Calgary, Alberta or Toronto, Ontario office of the Depositary by 5:00 p.m. (Calgary time) on or before the third trading day on the TSX after the date, if any, that Rights Certificates are distributed to Shareholders.

The Notice of Guaranteed Delivery may be delivered by hand or couriered or transmitted by facsimile or mailed to the Depositary only at its principal office in Calgary, Alberta or Toronto, Ontario, and must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and the Letter of Transmittal and accompanying certificate(s) (if applicable) and other required documents to any office other than the Calgary, Alberta or Toronto, Ontario offices of the Depositary does not constitute delivery for the purpose of satisfying the guaranteed delivery.

For the purpose of this Instruction 2 and Instruction 4, “Guarantee of Signatures”, “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the National Association of Securities Dealers or banks or trust companies in the United States.

3.	Signatures

This Letter of Transmittal must be completed, dated and signed by the Shareholder or by such Shareholder’s duly authorized representative (in accordance with Instruction 5).

(a)

If this Letter of Transmittal is signed by the registered holder(s) of the Deposited Shares represented by the DRS Advice or the accompanying certificate(s) (including Rights Certificates, if applicable), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on such DRS Advice or on the face of such certificate(s), as applicable, without any change whatsoever, and the certificate(s) (if applicable) need not be endorsed. If such Deposited Shares, including any associated Rights, as applicable, are owned of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

(b)

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Deposited Shares represented by the DRS Advice or the accompanying certificate(s) (including Rights Certificates, if applicable), or if a DRS Advice is to be issued to a person other than such registered holders:

(i)

such deposited certificate(s) (including Rights Certificates, if applicable) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered holder(s); and

(ii)

the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on such DRS Advice or on the certificate(s) (including Rights Certificates, if applicable) and must be guaranteed as noted in Instruction 4.

(c)

If any of the Deposited Shares are registered in different names on several certificates or DRS Advices, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited Shares.

4.	Guarantee of Signatures

Except as provided below, no signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Shares surrendered herewith. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or if payment is to be sent to a person other than the registered holder(s) of the Shares, such signature must be guaranteed by an Eligible Institution (as defined above), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the Shares are tendered for the account of an Eligible Institution and the signature is that of an Eligible Institution), as per Step 1.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Either the Offeror or the Depositary, at their discretion, may require additional evidence of such authority or additional documentation.

6.	Partial Deposits

If less than the total number of Shares evidenced by any certificate submitted is to be deposited, fill in the number of Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Shares not deposited or a DRS Advice evidencing the number of Shares not deposited will be sent to the registered holder, unless otherwise provided by the Shareholder, as soon as practicable following the Expiry Time or the termination or withdrawal of the Offer. See Section 8 of the Offer “Return of Deposited Shares”. The total number of Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Payment and Delivery Instructions

In all cases, either Box “A” or Box “B” of Step 3 should be completed. If those boxes are not completed, the consideration for the Deposited Shares (or the certificate(s) in respect of the Deposited Shares if the Offer is not completed) will be mailed to the address as it appears on the Company’s register of Shareholders.

8.	Soliciting Dealers

Where the Offer has been accepted through a Soliciting Dealer, identify the investment dealer or broker who solicited acceptance of the Offer by completing Box “D” of Step 3. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit and be forwarded by the Soliciting Dealer to the place of deposit in accordance with the procedures outlined herein.

9.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates or DRS Advices (including Rights Certificates, if applicable) relating to Deposited Shares, additional certificate numbers, DRS Advices and numbers of Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Shares will be accepted.

(d)	Additional copies of the Offer and Circular, of this Letter of Transmittal and of the Notice of Guaranteed Delivery may be obtained from the Depositary at the offices specified on the back page of this Letter of Transmittal. This Letter of Transmittal is also available under the Company’s profile on SEDAR at www.sedar.com.

(e)	It is strongly recommended that prior to completing this Letter of Transmittal the undersigned read the accompanying Offer and Circular and discuss any questions with his, her or its tax advisor.

(f)	The Offeror reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it, or to accept any Letter of Transmittal received following the Expiry Time.

(g)	This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein.

10.	Destroyed, Lost or Stolen Certificates

Where a certificate representing Shares or a Rights Certificate, if applicable, has been destroyed, lost or stolen, the registered holder of that certificate should immediately contact the Depositary at 1-800-564-6253 (Toll Free in North America) or at 1-514-982-7555 (Collect Outside of North America), or by e-mail at corporateactions@computershare.com, or using the further contact information set forth on the back cover of this Letter of Transmittal. A replacement certificate will be issued upon the Shareholder satisfying the requirements of the transfer agent and the Company relating to replacement certificate(s). Such requirements may include the requirement to provide an affidavit (which will include a bonding requirement) and the requirement to indemnify the Company and the Offeror against any claim that may be made against the Company or the Offeror with respect to such lost, stolen or destroyed certificate.

11.	U.S. Shareholders and Backup Withholding

In all cases, Step 4 should be completed. The Depositary will not distribute any Offeror Common Shares to Shareholders until the information required by such Step is provided.

To prevent backup withholding on any payment made to a U.S. Shareholder (or any person acting on behalf of a U.S. Shareholder), each U.S. Person (as defined below) must provide his, her or its correct U.S. Taxpayer Identification Number, or TIN (or the TIN of the person on whose behalf you are acting), and certain other information, by completing the enclosed IRS Form W-9. See the instructions enclosed with the IRS Form W-9 for instructions.

If the enclosed IRS Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes but provided a mailing address in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website (www.irs.gov).

You are a “U.S. Person” if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a corporation for U.S. federal income tax purposes created or organized in the United States or under the laws of the United States or any state or the District of Columbia, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. Persons are authorized to control all substantial decisions of the trust (or certain electing trusts).

Each U.S. Shareholder is urged to consult his, her or its own U.S. tax advisor to determine whether such holder is required to furnish an IRS Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE ENCLOSED IRS FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING FROM THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

12.	Assistance

The Depositary or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Shares are registered in the name of an Intermediary should contact such Intermediary if they wish to accept the offer.

Privacy Notice

By completing this Letter of Transmittal, you consent to the Depositary’s collection, use, and disclosure of your personal information contained herein, and such personal information as you may provide or that the Depositary may lawfully collect from time to time. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depositary will only collect, use, or disclose your personal information for the purposes described in this Letter of Transmittal, to administer your account, or for other purposes set out in the Depositary’s Privacy Code (details below) or authorized by law. Please be aware that the Depositary may use service providers in or outside of Canada to process and/or store personal information for the above purposes. Information processed or handled by those service providers may be subject to the laws of the countries where the information is processed or stored. The Depositary has prepared a Privacy Code to tell you more about its information practices and how it protects your privacy. It is available at the Depositary’s website, www.computershare.com, or by writing the Depositary at 100 University Avenue, Toronto, Ontario, M5J 2Y1. If you have any questions about how the Depositary collects, uses, discloses, or stores your personal information, please contact the Depositary’s Chief Privacy Officer at privacyofficer@computershare.com.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR DEPOSITED SHARES, INCLUDING RIGHTS CERTIFICATES, IF APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to

certain entities, not individuals; see

instructions on page 3);

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

☐ Individual/sole proprietor or single-member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C Corporation, S=S Corporation, P=partnership)				▶
Note: For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions)

5 Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	-	-
or
Employer identification number
-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

4.	The FATCA codes(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

•	Form 1099-INT (interest earned or paid)

•	Form 1099-DIV (dividends, including those from stocks or mutual funds)

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•	Form 1099-S (proceeds from real estate transactions)

•	Form 1099-K (merchant card and third party network transactions)
•	Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•	Form 1099-C (canceled debt)

•	Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 2-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

•	Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•	Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•	Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•

Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA on name the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail:

P.O. Box 7021

31 Adelaide Street East

Toronto, Ontario M5C 3H2

Attn: Corporate Actions

By Registered Mail, Hand or by Courier

Calgary	Toronto

600, 530 – 8th Avenue S.W. Calgary, Alberta T2P 3S8 Attn: Corporate Actions	100 University Avenue, 8th Floor Toronto, Ontario M5J 2Y1 Attn: Corporation Actions

Toll Free in North America: 1-800-564-6253

Collect Outside of North America: 1-514-982-7555

Facsimile: 1-905-771-4082

Email: corporateactions@computershare.com